UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2012

Date of reporting period:	8/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL HIGH YIELD FUND

ANNUAL REPORT • AUGUST 31, 2012

Fund Type

High Yield Bond

Objectives

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential High Yield Fund

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential High Yield Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 4.50%. Gross operating expenses: Class A, 0.92%; Class B, 1.37%; Class C, 1.62%; Class Q, 0.50%; Class R, 1.37%; Class X, 1.62%; Class Z, 0.62%. Net operating expenses: Class A, 0.87%; Class B, 1.37%; Class C, 1.62%; Class Q, 0.50%; Class R, 1.12%; Class X, 1.62%; Class Z, 0.62%, after contractual reduction through 12/31/2013 for Class A and Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	12.55%	52.12%	151.70%	—
Class B	12.00	48.73	139.62	—
Class C	11.74	47.94	138.33	—
Class Q	N/A	N/A	N/A	10.41% (10/31/11)
Class R	12.26	50.32	N/A	72.38 (6/6/05)
Class X	11.69	46.77	N/A	44.24 (3/26/07)
Class Z	13.07	54.61	158.94	—
Barclays U.S. Corporate High Yield 1% Issuer Capped Index	13.67	57.94	170.72	—
Lipper High Yield Funds Average	12.11	40.93	133.26	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	12.22%	7.58%	9.50%	—
Class B	11.74	7.87	9.45	—
Class C	15.46	7.93	9.41	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	17.21	8.28	N/A	7.92% (6/6/05)
Class X	10.41	7.32	N/A	6.82 (3/26/07)
Class Z	17.59	8.85	10.30	—
Barclays U.S. Corporate High Yield 1% Issuer Capped Index	19.18	9.36	10.76	—
Lipper High Yield Funds Average	17.54	7.08	9.23	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	7.48%	7.76%	9.17%	—
Class B	7.00	8.12	9.13	—
Class C	10.74	8.15	9.07	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	12.26	8.49	N/A	7.81% (6/6/05)
Class X	5.69	7.53	N/A	6.71 (3/26/07)
Class Z	13.07	9.11	9.98	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	12.55%	8.75%	9.67%	—
Class B	12.00	8.26	9.13	—
Class C	11.74	8.15	9.07	—
Class Q	N/A	N/A	N/A	N/A (10/31/11)
Class R	12.26	8.49	N/A	7.81% (6/6/05)
Class X	11.69	7.98	N/A	6.97 (3/26/07)
Class Z	13.07	9.11	9.98	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays U.S. Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2002) and the account values at the end of the current fiscal year (August 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless

Prudential High Yield Fund	3

Your Fund’s Performance (continued)

otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Source: Prudential Investments LLC and Lipper Inc.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Class A shares are subject to a maximum front-end sales charge of 4.50% and an annual 12b-1 fee of 0.30%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 0.75% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years (eight years in the case of shares purchased prior to August 17, 1998) after purchase. Class Q, Class R, and Class Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of 0.75% annually. Class Q and Class Z shares are not subject to a 12b-1 fee. Class X shares are closed to new investors and are available only by exchange from the same share class of another Prudential Investments fund. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays U.S. Corporate High Yield 1% Issuer Capped Index

The Barclays U.S. Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of U.S. dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Barclays U.S. Corporate High Yield

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1% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 8/31/12 are 10.86% for Class Q; 82.55% for Class R and 55.11% for Class X. Barclays U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/12 are 8.76% for Class R and 8.58% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper High Yield Funds Average

The Lipper High Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/12 are 9.85% for Class Q; 64.78% for Class R and 40.00% for Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/12 are 7.22% for Class R and 6.53% for Class X. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Long-Term Issues expressed as a percentage of net assets as of 8/31/12
TransUnion LLC, Gtd. Notes, 06/15/18	0.8%
HCA, Inc., Sr. Unsec’d. Notes, 01/15/15	0.8
CHS/Community Health Systems, Inc., Gtd. Notes, 11/15/19	0.7
Nortel Networks Ltd. (Canada), Gtd. Notes, 07/15/16	0.7
Commscope, Inc., Gtd. Notes, 144A, 01/15/19	0.6

Issues reflect only long-term investments and are subject to change.

Distributions and Yields as of 8/31/12
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.39	4.82%
Class B	0.37	4.58
Class C	0.35	4.30
Class Q	0.34	5.41
Class R	0.38	4.80
Class X	0.35	4.30
Class Z	0.41	5.27

Prudential High Yield Fund	5

Your Fund’s Performance (continued)

Credit Quality* expressed as a percentage of net assets as of 8/31/12
A	0.4%
Baa	2.3
Ba	22.4
B	45.9
Caa or Lower	16.9
Not Rated**	34.6
Total Investments	122.5
Liabilities in excess of other assets	–22.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 33.3% of Not Rated is invested in an affiliated money market mutual fund.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

Prudential High Yield Fund’s Class A shares returned 12.55% for the 12-month reporting period that ended August 31, 2012. The Fund’s Class A shares underperformed the 13.67% gain of the Barclays U.S. Corporate High Yield 1% Issuer Capped Index (the Index), but outperformed the 12.11% gain of the Lipper High Yield Funds Average.

How did the U.S. high yield bond market perform?

Despite initial hurdles, high yield bonds had a strong year for the Fund’s fiscal year ended 8/31/2012. The Federal Reserve (the Fed) maintained its target for the federal funds rate between zero and a quarter percentage point. The Fed also continued its bond buying program to drive down longer-term rates in order to boost growth in the U.S. economy. Corporate earnings were generally solid across a wide range of industries.

•

Early in the reporting period, U.S. high yield bonds fell due to increased risk aversion in the third quarter of 2011 over the ongoing European debt crisis. Homebuilders, gaming, and technology industries underperformed. Sectors more resistant to economic change, such as lodging, energy, and cable, outperformed.

•

During a volatile 2011 fourth quarter, U.S. high yield bonds rebounded. The top performing sectors were the food and drug, cable, energy, lodging, and electric industries. The airline industry was the worst performing sector, pressured by the American Airlines’ bankruptcy filing in November.

•

Positive momentum at year-end carried into 2012. All high yield industries posted positive results in the first quarter, led by financial issues and riskier sectors such as gaming, technology, and homebuilding. Against a backdrop of solid fundamentals, encouraging U.S. economic data and improving European sovereign markets, investor confidence grew steadily for higher risk products, resulting in record inflows. Fueled by stronger demand, activity in the high yield market rose sharply. Net supply of debt securities has been much lower than demand as nearly 60% of new issues were used to refinance existing debt at lower interest rates.

•

In the second quarter of 2012, U.S. high yield bonds were up 1.8%, bringing the year-to-date return to 7.0%. Metals and mining was the only sector in negative territory. Autos, airlines, and consumer products were the top performers. Lower quality, CCC-rated issues underperformed during the second quarter as renewed concerns in Europe and disappointing economic data in the U.S. put pressure on lower quality credits.

Prudential High Yield Fund	7

Strategy and Performance Overview (continued)

•

The market cooled in the third quarter. Average yields on the broad high yield market were unchanged, ending the quarter at 7.3%. To finish the period, in July and August 2012, the high yield market performed solidly. Despite mixed economic data and downward revisions to global growth forecasts, money continued to pile into the high yield bond sector. Investors continued to search for income and stability and became increasingly focused on domestic high yield bonds as the primary vehicle.

How did high yield market sectors, industries, and rating categories perform?

•

All high yield sectors posted positive results at the end of the reporting period. Previously beaten-down industries such as homebuilders, autos, and banks bounced back. Building materials and banks were standout industry performers with returns in excess of 20%. Some defensive industries, such as the paper industry, lagged but still recorded solid gains.

•

Metals, while posting a positive return for the period, were negatively affected by lower demand from China and slowing global growth. Utilities and energy lagged, due in part to falling natural gas prices and an unseasonably warm winter, which led to lower demand.

•	Lower quality securities rated CCC and below outperformed higher quality issues, with low-double digit returns. High yield debt with B and BB ratings also performed well.

What debt securities holdings contributed positively to the Fund?

•	Overall, holdings of individual companies in the media, energy, and metals industries boosted the Fund’s performance. A higher exposure than the Index in technology also helped returns.

•	In technology, holdings in Avaya Inc. and Transunion Corp. were among the top ten positive contributors.

•

Avoiding certain underperforming companies in the energy sector also helped performance. The Fund steered away from troubled energy companies such as ATP Oil & Gas, Chesapeake Energy, and Edison International, a utilities company.

•

The Fund’s exposure to the CDX Index helped performance during the period. The CDX is an index of credit default swaps (CDS), which are derivatives that function like an insurance policy on a debt security.

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What debt securities holdings contributed negatively to the Fund?

•	At the industry level, the Fund had less exposure than the Index to the top-performing home-builder and banking industries. The Fund’s limited exposure hurt performance.

•	The Fund’s overweight in the lagging healthcare and pharmaceuticals industries hindered returns.

•

Positions in the debt securities of individual companies such as electric utilities providers AES Corp and TXU and telecommunications equipment company Nortel Networks hurt performance, as they were the worst individual detractors during the reporting period.

•

The Fund’s modest cash position had a sizable impact on relative performance over the course of the year, as the market performed strongly. Since the cash was not invested in the robust market, it had a negative effect on performance.

Prudential High Yield Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2012, at the beginning of the period, and held through the six-month period ended August 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund		Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,039.60	0.87%	$4.46
	Hypothetical	$1,000.00	$1,020.76	0.87%	$4.42

Class B	Actual	$1,000.00	$1,038.90	1.37%	$7.02
	Hypothetical	$1,000.00	$1,018.25	1.37%	$6.95

Class C	Actual	$1,000.00	$1,035.80	1.62%	$8.29
	Hypothetical	$1,000.00	$1,016.99	1.62%	$8.21

Class Q	Actual	$1,000.00	$1,043.30	0.49%	$2.52
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49

Class R	Actual	$1,000.00	$1,040.10	1.12%	$5.74
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69

Class X	Actual	$1,000.00	$1,037.30	1.62%	$8.30
	Hypothetical	$1,000.00	$1,016.99	1.62%	$8.21

Class Z	Actual	$1,000.00	$1,042.90	0.62%	$3.18
	Hypothetical	$1,000.00	$1,022.02	0.62%	$3.15

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2012, and divided by 366 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential High Yield Fund	11

Portfolio of Investments

as of August 31, 2012

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 89.2%
ASSET-BACKED SECURITIES 0.3%
Baker Street Funding (Cayman Islands), Ser. 2006-1A, Class E, 144A(a)(b)	Ba3	4.405%	10/15/19	$2,851	$2,169,976
Bridgeport CLO Ltd. (Cayman Islands), Ser. 2007-2A, Class D, 144A(a)(b)(c)	Ba3	4.718	06/18/21	2,261	1,595,238
Landmark IV CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class B2L(a)(b)(c)	Ba3	6.618	12/15/16	3,259	2,980,782
Liberty Square CDO Ltd. (Cayman Islands), Ser. 2001-2A, Class D, 144A(a)(b)(c)	C	7.238	06/15/13	2,991	328,999

TOTAL-ASSET BACKED SECURITIES					7,074,995

BANK LOANS 2.8%

Automotive 0.2%
Chrysler Group LLC(b)	Ba2	6.000	05/24/17	4,405	4,475,913

Cable 0.4%
Newsday LLC(b)	Ba3	10.500	08/01/13	6,000	6,007,500
WideOpenWest Holdings LLC(b)	B1	6.250	07/17/18	3,407	3,405,223

					9,412,723

Capital Goods 0.3%
CPM Acquisition Corp.(b)	Caa1	10.250	02/28/18	7,250	7,177,500

Consumer 0.4%
One Call Medical, Inc.(b)	Ba3	7.000	09/30/19	2,500	2,468,750
Realogy Corp.(b)	B1	13.500	10/15/17	3,300	3,345,375
Visant Corp.(b)	Ba3	5.250	12/22/16	349	336,950
West Corp.(b)	Ba3	5.750	06/30/18	3,300	3,304,716

					9,455,791

See Notes to Financial Statements.

Prudential High Yield Fund	13

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

BANK LOANS (Continued)

Electric
Texas Competitive Electric Holdings Co. LLC(b)	Caa1	3.746%	10/10/14	$918	$674,582

Gaming 0.1%
CCM Merger, Inc.(b)	B2	6.000	03/01/17	3,781	3,751,037

Healthcare & Pharmaceutical
Alliance HealthCare Services, Inc.(b)	Ba3	7.250	06/01/16	1,377	1,280,509

Pipelines & Other 0.2%
Energy Transfer Equity LP(b)	Ba2	3.750	03/23/17	5,305	5,235,372

Technology 1.2%
Blackboard, Inc.
(original cost $3,329,066; purchased 09/23/11)(b)(c)(d)	B1	7.500	10/04/18	3,619	3,543,165
First Data Corp.(b)	B1	4.237	03/26/18	9,612	9,068,373
First Data Corp.(b)	B1	5.237	03/24/17	2,701	2,650,347
Freescale Semiconductor, Inc.(b)	B1	4.500	12/01/16	5,000	4,787,500
Freescale Semiconductor, Inc.(b)	B1	6.000	02/28/19	7,980	7,832,370
NXP BV(b)	B3	5.500	03/03/17	1,985	2,004,023
Sensata Technologies, Inc.(b)	Ba2	4.000	05/12/18	400	399,942

					30,285,720

TOTAL BANK LOANS					71,749,147

CORPORATE BONDS 85.9%

Aerospace & Defense 1.2%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.750	04/01/16	3,450	3,527,625
Gtd. Notes(e)	Ba3	6.875	09/15/20	1,800	1,930,500
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)(e)	Ba2	5.750	03/15/22	4,675	4,733,437

See Notes to Financial Statements.

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Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Colt Defense LLC, Sr. Unsec’d. Notes	Caa1	8.750%	11/15/17	$2,175	$1,430,062
Esterline Technologies Corp., Gtd. Notes	Ba2	6.625	03/01/17	175	180,687
Gtd. Notes	Ba2	7.000	08/01/20	4,250	4,706,875
Moog, Inc., Sr. Sub. Notes	Ba3	6.250	01/15/15	2,130	2,156,625
Sr. Sub. Notes	Ba3	7.250	06/15/18	2,850	3,028,125
TransDigm, Inc., Gtd. Notes(e)	B3	7.750	12/15/18	6,925	7,712,719

					29,406,655

Automotive 1.5%
Chrysler Group LLC, Sec’d. Notes	B2	8.000	06/15/19	2,925	3,085,875
Sec’d. Notes(e)	B2	8.250	06/15/21	8,600	9,073,000
Dana Holding Corp., Sr. Unsec’d. Notes(e)	B2	6.500	02/15/19	4,325	4,616,938
Sr. Unsec’d. Notes(e)	B2	6.750	02/15/21	4,925	5,306,687
Delphi Corp., Gtd. Notes(e)	Ba2	5.875	05/15/19	2,950	3,186,000
Gtd. Notes	Ba2	6.125	05/15/21	2,075	2,282,500
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	7.000	10/01/13	795	844,036
Lear Corp., Gtd. Notes	Ba2	7.875	03/15/18	2,238	2,453,407
Gtd. Notes(e)	Ba2	8.125	03/15/20	2,781	3,128,625
Schaeffler Finance BV (Netherlands), Sr. Sec’d. Notes, 144A(a)(e)	B1	8.500	02/15/19	1,950	2,140,125
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	8.875	12/01/17	1,425	1,585,313

					37,702,506

Banking 1.4%
Bank of America Corp., Jr. Sub. Notes, Ser. K(b)(e)	B1	8.000	12/29/49	9,510	10,235,328
Sr. Unsec’d. Notes	Baa2	5.700	01/24/22	14,125	15,973,426

See Notes to Financial Statements.

Prudential High Yield Fund	15

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Sr. Unsec’d. Notes	Baa2	6.500%	08/01/16	$445	$507,473
Citigroup, Inc., Sr. Unsec’d. Notes(e)	Baa2	4.450	01/10/17	7,400	7,972,634
Wachovia Bank NA, Sub. Notes, MTN	A1	6.600	01/15/38	375	510,444

					35,199,305

Brokerage 0.1%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	A(f)	4.750	02/15/23	3,100	3,186,850

Building Materials & Construction 1.3%
Beazer Homes USA, Inc., Gtd. Notes(e)	Caa3	9.125	06/15/18	500	493,750
Gtd. Notes	Caa3	9.125	05/15/19	2,500	2,443,750
Building Materials Corp. of America, Sr. Notes, 144A (original cost $2,977,500; purchased 09/27/10)(c)(d)	Ba3	6.875	08/15/18	3,000	3,217,500
Sr. Sec’d. Notes, 144A (original cost $3,619,500; purchased 02/02/10 - 04/27/11)(c)(d)	Ba1	7.000	02/15/20	3,525	3,815,812
D.R. Horton, Inc., Gtd. Notes(e)	Ba2	6.500	04/15/16	100	111,000
K. Hovnanian Enterprises, Inc., Gtd. Notes(e)	Caa3	11.875	10/15/15	2,100	1,968,750
KB Home, Gtd. Notes	B2	7.500	09/15/22	3,775	3,907,125
Masco Corp., Sr. Unsec’d. Notes(e)	Ba2	5.950	03/15/22	1,475	1,592,667
Sr. Unsec’d. Notes	Ba2	7.125	08/15/13	2,845	2,968,860
Standard Pacific Corp., Gtd. Notes	B3	8.375	05/15/18	550	616,000
Gtd. Notes	B3	8.375	01/15/21	400	446,000
Gtd. Notes	B3	10.750	09/15/16	2,725	3,290,437

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	B2	7.750%	04/15/20	$2,275	$2,405,813
Gtd. Notes, 144A	B2	7.750	04/15/20	5,150	5,446,125

					32,723,589

Cable 4.8%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A(e)	B3	8.000	12/15/18	1,300	1,378,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625	09/15/17	6,475	7,413,875
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.500	11/30/16	6,244	6,837,026
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(e)	B1	7.875	04/30/18	1,000	1,085,000
Gtd. Notes(e)	B1	8.125	04/30/20	725	815,625
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625	11/15/17	10,068	10,810,515
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A(e)	Ba3	6.750	11/15/21	7,125	7,695,000
Sr. Unsec’d. Notes	Ba3	7.625	07/15/18	1,700	1,933,750
Sr. Unsec’d. Notes	Ba3	8.500	04/15/14	5,500	6,043,125
Sr. Unsec’d. Notes(e)	Ba3	8.625	02/15/19	575	672,750
Dish DBS Corp., Gtd. Notes(e)	Ba2	6.750	06/01/21	725	772,125
Echostar DBS Corp., Gtd. Notes(e)	Ba2	6.625	10/01/14	12,572	13,593,475
Gtd. Notes(e)	Ba2	7.125	02/01/16	1,900	2,090,000
Nara Cable Funding Ltd. (Ireland), Sr. Sec’d. Notes, 144A(a)(e)	B1	8.875	12/01/18	4,775	4,333,312

See Notes to Financial Statements.

Prudential High Yield Fund	17

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
ONO Finance II PLC (Ireland), Gtd. Notes, 144A(a)	Caa1	10.875%	07/15/19	$1,300	$1,040,000
UPC Holding BV (Netherlands), Sec’d. Notes, 144A(a)	B2	9.875	04/15/18	12,050	13,526,125
UPCB Finance V Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)(e)	Ba3	7.250	11/15/21	2,275	2,479,750
UPCB Finance VI Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)	Ba3	6.875	01/15/22	4,625	4,902,500
Videotron Ltee (Canada), Gtd. Notes(a)(e)	Ba1	5.000	07/15/22	5,650	5,989,000
Gtd. Notes(a)	Ba1	6.375	12/15/15	4,325	4,422,313
Gtd. Notes(a)	Ba1	9.125	04/15/18	7,850	8,556,500
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(a)	Ba2	5.250	02/15/22	100	104,750
Gtd. Notes, Ser. 1(a)	Ba2	9.500	08/15/16	6,028	6,736,290
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes, 144A	Caa1	10.250	07/15/19	2,700	2,808,000
Gtd. Notes, 144A	Caa1	13.375	10/15/19	5,850	5,879,250

					121,918,056

Capital Goods 5.9%
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	B2	7.875	01/31/18	1,300	1,369,875
Altra Holdings, Inc., Sec’d. Notes	Ba3	8.125	12/01/16	2,094	2,245,815
Amsted Industries, Inc., Sr. Notes, 144A (original cost $3,226,600; purchased 03/12/10)(c)(d)	B1	8.125	03/15/18	3,250	3,510,000
Ashtead Capital, Inc., Gtd. Notes, 144A(e)	B2	6.500	07/15/22	6,100	6,344,000
Avis Budget Car Rental LLC, Gtd. Notes(b)	B2	2.935	05/15/14	310	308,838

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Gtd. Notes, 144A(e)	B2	8.250%	01/15/19	$2,575	$2,781,000
Gtd. Notes	B2	9.750	03/15/20	3,075	3,463,219
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(e)	B2	9.625	03/15/18	6,425	7,131,750
Belden, Inc., Gtd. Notes, 144A	Ba2	5.500	09/01/22	3,800	3,809,500
Case New Holland, Inc., Gtd. Notes(e)	Ba2	7.875	12/01/17	3,675	4,318,125
Clean Harbors, Inc., Gtd. Notes, 144A	Ba3	5.250	08/01/20	8,275	8,492,219
Columbus McKinnon Corp., Gtd. Notes	B1	7.875	02/01/19	3,410	3,623,125
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125	01/15/21	2,500	2,725,000
Griffon Corp., Gtd. Notes	B1	7.125	04/01/18	7,375	7,734,531
H&E Equipment Services, Inc., Gtd. Notes, 144A	B3	7.000	09/01/22	3,700	3,838,750
Hertz Corp. (The), Gtd. Notes(e)	B2	6.750	04/15/19	3,740	3,927,000
Gtd. Notes(e)	B2	7.500	10/15/18	2,625	2,831,719
Interline Brands, Inc., Gtd. Notes	B2	7.000	11/15/18	5,950	6,329,312
RBS Global, Inc./Rexnord LLC, Gtd. Notes(e)	B3	8.500	05/01/18	9,550	10,505,000
Rexel SA (France), Gtd. Notes, 144A(a)	Ba2	6.125	12/15/19	3,100	3,177,500
RSC Equipment Rental, Inc., Sr. Unsec’d. Notes(e)	B3	8.250	02/01/21	2,875	3,148,125
Sr. Unsec’d. Notes	B3	10.250	11/15/19	2,050	2,321,625
SPX Corp., Gtd. Notes(e)	Ba2	6.875	09/01/17	3,475	3,857,250
Gtd. Notes(e)	Ba2	7.625	12/15/14	5,345	5,919,587
Terex Corp., Gtd. Notes	B2	6.500	04/01/20	1,975	2,068,812
Sr. Sub. Notes(e)	Caa1	8.000	11/15/17	10,645	11,150,638

See Notes to Financial Statements.

Prudential High Yield Fund	19

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Tomkins LLC/Tomkins, Inc., Sec’d. Notes	B1	9.000%	10/01/18	$822	$916,530
Trimas Corp., Sec’d. Notes	B1	9.750	12/15/17	3,285	3,662,775
United Rentals Financing Escrow Corp., Gtd. Notes, 144A	B3	7.375	05/15/20	2,400	2,544,000
Gtd. Notes, 144A(e)	B3	7.625	04/15/22	6,450	6,966,000
United Rentals North America, Inc., Gtd. Notes(e)	Caa1	8.375	09/15/20	1,450	1,551,500
Gtd. Notes	B3	9.250	12/15/19	1,450	1,631,250
Gtd. Notes(e)	B3	10.875	06/15/16	4,500	5,034,375
WireCo WorldGroup, Inc., Gtd. Notes	B3	9.500	05/15/17	12,075	12,527,812

					151,766,557

Chemicals 3.6%
Ashland, Inc., Sr. Unsec’d. Notes, 144A	Ba2	4.750	08/15/22	2,575	2,581,438
CF Industries, Inc., Gtd. Notes	Baa3	6.875	05/01/18	3,275	3,962,750
Hexion U.S. Finance Corp., Sec’d. Notes(e)	Caa1	9.000	11/15/20	12,925	11,050,875
Sr. Sec’d. Notes(e)	B3	8.875	02/01/18	850	856,375
Huntsman International LLC, Gtd. Notes(e)	B1	5.500	06/30/16	2,100	2,102,625
Gtd. Notes(e)	B2	8.625	03/15/21	2,425	2,776,625
Kinove German Bondco GmbH (Germany), Sr. Sec’d. Notes, 144A(a)	B2	9.625	06/15/18	3,370	3,555,350
Koppers, Inc., Gtd. Notes	B1	7.875	12/01/19	5,250	5,735,625
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Ba2	5.000	04/15/19	8,225	8,718,500
Sr. Unsec’d. Notes(a)(e)	Ba2	5.750	04/15/24	3,400	3,850,500
Sr. Unsec’d. Notes(a)(e)	Ba2	6.000	11/15/21	1,350	1,539,000

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Momentive Performance Materials, Inc., Sec’d. Notes(e)	Caa1	9.000%	01/15/21	$2,525	$1,843,250
Mosaic Global Holdings, Inc., Gtd. Notes	Baa1	7.300	01/15/28	100	126,723
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., Gtd. Notes (original cost $8,136,008; purchased 03/09/11 -01/10/12)(c)(d)	B3	8.375	03/01/18	8,101	7,918,727
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes(a)	Ba2	8.375	11/01/16	7,140	7,925,400
Sr. Unsec’d. Notes(a)(e)	Ba2	8.625	11/01/19	2,562	2,920,680
Rhodia SA (France), Sr. Unsec’d. Notes, 144A(a)	Baa2	6.875	09/15/20	4,650	5,208,000
Taminco Global Chemical Corp., Sec’d. Notes, 144A	Caa1	9.750	03/31/20	8,657	9,133,135
TPC Group LLC, Sr. Sec’d. Notes	B1	8.250	10/01/17	5,175	5,679,563
Tronox Finance LLC, Gtd. Notes, 144A	B1	6.375	08/15/20	5,050	5,100,500

					92,585,641

Consumer 1.8%
Carlson Wagonlit BV (Netherlands),
Sr. Sec’d. Notes, 144A(a)(e)	B1	6.875	06/15/19	4,400	4,576,000
Libbey Glass, Inc.,
Gtd. Notes, 144A(e)	B2	6.875	05/15/20	1,650	1,759,312
Live Nation Entertainment, Inc., Gtd. Notes, 144A	B3	7.000	09/01/20	2,275	2,323,344
Phillips-Van Heusen Corp.,
Sr. Unsec’d. Notes(e)	Ba3	7.375	05/15/20	4,060	4,547,200
Scotts Miracle-Gro Co. (The),
Gtd. Notes	B1	7.250	01/15/18	2,700	2,895,750

See Notes to Financial Statements.

Prudential High Yield Fund	21

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Consumer (cont’d.)
Sealy Mattress Co.,
Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	$3,324	$3,610,695
Service Corp. International,
Sr. Unsec’d. Notes	Ba3	7.000	06/15/17	2,225	2,536,500
Sr. Unsec’d. Notes	Ba3	7.000	05/15/19	4,600	5,037,000
Spectrum Brands Holdings, Inc.,
Sr. Sec’d. Notes(e)	B1	9.500	06/15/18	1,500	1,711,875
Stewart Enterprises, Inc.,
Gtd. Notes	B1	6.500	04/15/19	5,525	5,856,500
Visant Corp.,
Gtd. Notes(e)	Caa1	10.000	10/01/17	11,200	11,088,000

					45,942,176

Electric 4.0%
AES Corp. (The),
Sr. Unsec’d. Notes	Ba3	7.375	07/01/21	3,850	4,408,250
Sr. Unsec’d. Notes	Ba3	7.750	03/01/14	3,430	3,730,125
Sr. Unsec’d. Notes	Ba3	7.750	10/15/15	6,260	7,073,800
Sr. Unsec’d. Notes(e)	Ba3	8.000	10/15/17	3,750	4,378,125
Sr. Unsec’d. Notes(e)	Ba3	8.000	06/01/20	1,100	1,281,500
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A(e)	Ba3	8.000	06/01/16	4,000	4,325,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A	B1	7.250	10/15/17	5,360	5,735,200
Sr. Sec’d. Notes, 144A(e)	B1	7.500	02/15/21	14,500	16,095,000
Sr. Sec’d. Notes, 144A(e)	B1	7.875	01/15/23	1,475	1,666,750
Covanta Holding Corp.,
Sr. Unsec’d. Notes(e)	Ba3	6.375	10/01/22	2,200	2,405,419
Sr. Unsec’d. Notes	Ba3	7.250	12/01/20	2,850	3,180,876
Energy Future Holdings Corp.,
Sr. Sec’d. Notes(e)	Caa3	9.750	10/15/19	580	619,150
Sr. Sec’d. Notes	Caa3	10.000	01/15/20	650	716,625
Ipalco Enterprises, Inc.,
Sr. Sec’d. Notes, 144A	Ba1	7.250	04/01/16	55	61,600

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Mirant Americas Generation, Inc.,
Sr. Unsec’d. Notes	B3	8.500%	10/01/21	$1,000	$1,055,000
Mirant Corp., 144A(c)	NR	7.400	07/15/49	2,675	2,675
Mirant Mid Atlantic LLC,
Pass-thru Certs., Ser. B	Ba1	9.125	06/30/17	8,721	9,374,845
NRG Energy, Inc.,
Gtd. Notes(e)	B1	7.375	01/15/17	1,230	1,279,200
Gtd. Notes(e)	B1	7.625	01/15/18	14,325	15,327,750
Gtd. Notes(e)	B1	7.625	05/15/19	3,675	3,840,375
Gtd. Notes(e)	B1	7.875	05/15/21	4,100	4,387,000
Gtd. Notes(e)	B1	8.250	09/01/20	4,400	4,741,000
Reliant Energy Mid-Atlantic Power Holdings LLC,
Pass-thru Certs., Ser. B(c)	B1	9.237	07/02/17	2,643	2,841,642
Pass-thru Certs., Ser. C	B1	9.681	07/02/26	4,600	4,945,000

					103,471,907

Energy - Other 4.5%
Cie Generale de Geophysique-Veritas (France),
Gtd. Notes(a)	Ba3	7.750	05/15/17	699	730,455
Gtd. Notes(a)	Ba3	9.500	05/15/16	5,285	5,760,650
Denbury Resources, Inc.,
Gtd. Notes(e)	B1	6.375	08/15/21	3,010	3,250,800
Gtd. Notes(e)	B1	8.250	02/15/20	1,851	2,100,885
Gtd. Notes	B1	9.750	03/01/16	2,875	3,119,375
Everest Acquisition LLC/Everest Acquisition Finance, Inc.,
Sr. Sec’d. Notes, 144A(e)	Ba3	6.875	05/01/19	1,725	1,850,062
Sr. Unsec’d. Notes, 144A(e)	B2	9.375	05/01/20	1,700	1,848,750
Harvest Operations Corp. (Canada),
Gtd. Notes(a)	Ba2	6.875	10/01/17	9,475	10,138,250
Hercules Offshore, Inc.,
Gtd. Notes, 144A(e)	Caa1	10.250	04/01/19	2,250	2,306,250
Sr. Sec’d. Notes, 144A(e)	B1	7.125	04/01/17	1,875	1,931,250

See Notes to Financial Statements.

Prudential High Yield Fund	23

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	5.875%	04/01/20	$3,400	$3,468,000
Linn Energy LLC,
Gtd. Notes, 144A(e)	B2	6.250	11/01/19	4,125	4,073,437
Gtd. Notes, 144A(e)	B2	6.500	05/15/19	3,700	3,681,500
McMoRan Exploration Co.,
Gtd. Notes(e)	Caa1	11.875	11/15/14	3,414	3,580,433
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)(e)	B1	6.500	03/15/21	4,325	4,552,063
Newfield Exploration Co.,
Sr. Sub. Notes	Ba2	7.125	05/15/18	500	528,750
Sr. Unsec’d. Notes	Ba1	5.625	07/01/24	2,125	2,305,625
Offshore Group Investments Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A(a)	B3	11.500	08/01/15	5,675	6,270,875
Parker Drilling Co.,
Gtd. Notes	B1	9.125	04/01/18	350	375,375
Gtd. Notes, 144A	B1	9.125	04/01/18	2,125	2,279,063
Petrohawk Energy Corp.,
Gtd. Notes(e)	Baa3	7.250	08/15/18	1,750	1,997,646
Gtd. Notes	Baa3	7.875	06/01/15	1,770	1,845,492
Petroplus Finance Ltd. (Bermuda),
Sr. Sec’d. Notes, 144A(a)(g)	NR	6.750	05/01/14	2,425	266,750
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	Baa3	7.500	01/15/20	375	469,001
Plains Exploration & Production Co.,
Gtd. Notes	B1	6.125	06/15/19	5,500	5,802,500
Gtd. Notes	B1	6.625	05/01/21	1,000	1,070,000
Gtd. Notes(e)	B1	6.750	02/01/22	3,800	4,104,000
Gtd. Notes	B1	7.625	06/01/18	1,750	1,881,250
Gtd. Notes(e)	B1	8.625	10/15/19	1,500	1,698,750
Gtd. Notes	B1	10.000	03/01/16	2,100	2,278,500
Precision Drilling Corp. (Canada),
Gtd. Notes(a)	Ba1	6.500	12/15/21	875	918,750
Gtd. Notes(a)(e)	Ba1	6.625	11/15/20	2,000	2,100,000

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Range Resources Corp.,
Gtd. Notes(e)	Ba3	5.000%	08/15/22	$300	$312,375
Gtd. Notes	Ba3	5.750	06/01/21	4,325	4,600,719
Gtd. Notes	Ba3	6.750	08/01/20	1,025	1,124,938
Gtd. Notes	Ba3	7.500	10/01/17	3,610	3,754,400
Gtd. Notes	Ba3	8.000	05/15/19	1,150	1,270,750
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A(e)	B1	9.750	02/15/20	3,250	3,347,500
WPX Energy, Inc.,
Sr. Unsec’d. Notes(e)	Ba1	5.250	01/15/17	2,925	3,078,563
Sr. Unsec’d. Notes(e)	Ba1	6.000	01/15/22	8,325	8,824,500

					114,898,232

Foods 4.2%
ARAMARK Corp.,
Gtd. Notes	B3	8.500	02/01/15	8,305	8,512,708
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A(e)	B3	8.625	05/01/16	12,620	12,919,851
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A(e)	B2	9.000	12/15/17	3,249	3,322,102
Constellation Brands, Inc.,
Gtd. Notes(e)	Ba1	4.625	03/01/23	1,800	1,831,500
Gtd. Notes	Ba1	6.000	05/01/22	2,700	3,034,125
Darling International, Inc., Gtd. Notes	Ba3	8.500	12/15/18	2,950	3,340,875
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000	06/01/18	1,525	1,700,375
Del Monte Corp., Gtd. Notes	B3	7.625	02/15/19	4,500	4,494,375
DineEquity, Inc., Gtd. Notes(e)	B3	9.500	10/30/18	1,100	1,234,750
Fiesta Restaurant Group, Inc., Sec’d. Notes	B2	8.875	08/15/16	4,000	4,260,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	05/15/17	8,850	9,558,000

See Notes to Financial Statements.

Prudential High Yield Fund	25

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes (original cost $3,995,000; purchased 09/07/11 - 10/21/11)(c)(d)	B1	11.625%	05/01/14	$3,600	$4,059,000
Sr. Unsec’d. Notes, 144A (original cost $5,428,635; purchased 05/20/11 -11/16/11)(c)(d)	B1	7.250	06/01/21	5,600	5,124,000
Sr. Unsec’d. Notes, 144A (original cost $3,095,790; purchased 01/25/12 -03/13/12)(c)(d)	B1	8.250	02/01/20	3,125	2,984,375
Landry’s, Inc., Sr. Notes, 144A	Caa1	9.375	05/01/20	6,400	6,768,000
Michael Foods, Inc., Gtd. Notes	Caa1	9.750	07/15/18	10,410	11,503,050
Smithfield Foods, Inc., Sr. Unsec’d. Notes(e)	B1	6.625	08/15/22	11,000	11,261,250
Stater Bros. Holdings, Inc., Gtd. Notes(e)	B2	7.375	11/15/18	775	833,125
Gtd. Notes(e)	B2	7.750	04/15/15	550	563,406
SUPERVALU, Inc., Sr. Unsec’d. Notes(e)	Caa1	7.500	11/15/14	4,395	4,219,200
Sr. Unsec’d. Notes(e)	Caa1	8.000	05/01/16	1,000	895,000
Wok Acquisition Corp., Gtd. Notes, 144A(e)	Caa1	10.250	06/30/20	4,365	4,572,338

					106,991,405

Gaming 6.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes, 144A(e)	Caa1	9.000	05/15/18	4,050	4,120,875
Boyd Gaming Corp., Gtd. Notes, 144A(e)	B3	9.000	07/01/20	7,250	7,186,563
Gtd. Notes(e)	B3	9.125	12/01/18	8,750	9,067,188

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming (cont’d.)
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	Caa2	12.750%	04/15/18	$7,475	$5,195,125
CCM Merger, Inc., Gtd. Notes, 144A (original cost $10,460,250; purchased 03/14/12 -08/23/12)(c)(d)(e)	Caa2	9.125	05/01/19	10,400	10,452,000
Harrah’s Operating Co., Inc., Sec’d. Notes(e)	CCC(f)	10.000	12/15/18	2,080	1,274,000
Sr. Sec’d. Notes(e)	B2	11.250	06/01/17	12,130	13,070,075
Isle of Capri Casinos, Inc., Gtd. Notes	B3	7.750	03/15/19	8,875	9,429,688
Gtd. Notes, 144A(e)	Caa1	8.875	06/15/20	4,075	4,187,062
Marina District Finance Co., Inc., Sr. Sec’d. Notes(e)	B2	9.500	10/15/15	4,910	4,860,900
Sr. Sec’d. Notes(e)	B2	9.875	08/15/18	3,800	3,662,250
MGM Resorts International, Gtd. Notes	B3	5.875	02/27/14	1,500	1,560,000
Gtd. Notes(e)	B3	6.750	04/01/13	2,440	2,497,950
Gtd. Notes(e)	B3	7.625	01/15/17	9,545	9,867,144
Gtd. Notes, 144A(e)	B3	8.625	02/01/19	3,500	3,727,500
Gtd. Notes(e)	B3	10.000	11/01/16	2,175	2,422,406
Sr. Sec’d. Notes(e)	Ba2	9.000	03/15/20	1,385	1,546,006
Sr. Sec’d. Notes	Ba2	10.375	05/15/14	390	442,650
Sr. Sec’d. Notes(e)	Ba2	11.125	11/15/17	6,540	7,275,750
Sr. Sec’d. Notes	Ba2	13.000	11/15/13	10,809	12,214,170
MTR Gaming Group, Inc., Sec’d. Notes, PIK	Caa1	11.500	08/01/19	11,902	12,229,526
Peninsula Gaming LLC, Gtd. Notes(e)	Caa1	10.750	08/15/17	650	740,187
Sec’d. Notes	Ba3	8.375	08/15/15	1,015	1,065,750
Pinnacle Entertainment, Inc., Gtd. Notes(e)	B3	7.750	04/01/22	1,225	1,316,875
Gtd. Notes(e)	B1	8.625	08/01/17	3,415	3,730,887

See Notes to Financial Statements.

Prudential High Yield Fund	27

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming (cont’d.)
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.750%	10/01/17	$1,525	$1,677,500
Station Casinos, Inc., Sr. Sub. Notes(c)(g)	NR	6.500	02/01/14	2,930	293
Sr. Sub. Notes(c)(g)	NR	6.625	03/15/18	1,810	181
Sr. Sub. Notes(c)(g)	NR	6.875	03/01/16	65	6
SugarHouse HSP Gaming LP, Sec’d. Notes, 144A	B2	8.625	04/15/16	8,529	9,083,385
Wynn Las Vegas LLC, First Mtge. Bonds	Ba2	7.875	11/01/17	1,250	1,368,750
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $7,514,705; purchased 03/30/10 -05/21/12)(c)(d)(e)	B1	11.375	07/15/16	6,898	7,311,880

					152,584,522

Healthcare & Pharmaceutical 9.3%
Acadia Healthcare Co., Inc., Gtd. Notes	B3	12.875	11/01/18	6,125	7,105,000
Accellent, Inc., Gtd. Notes	Caa2	10.000	11/01/17	10,620	8,920,800
Sr. Sec’d. Notes	B1	8.375	02/01/17	5,425	5,594,531
Alliance Healthcare Services, Inc., Sr. Unsec’d. Notes(e)	B3	8.000	12/01/16	7,681	6,356,028
Apria Healthcare Group, Inc., Sec’d. Notes(e)	Caa1	12.375	11/01/14	3,225	3,100,031
Biomet, Inc., Gtd. Notes, 144A	B3	6.500	08/01/20	5,650	5,861,875
Gtd. Notes	B3	10.000	10/15/17	195	206,334
Capella Healthcare, Inc., Gtd. Notes (original cost $14,053,509; purchased 06/28/10 -07/02/12)(c)(d)	B3	9.250	07/01/17	13,735	14,576,269

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
CHS/Community Health Systems, Inc., Gtd. Notes(e)	B3	7.125%	07/15/20	$7,675	$8,039,562
Gtd. Notes(e)	B3	8.000	11/15/19	17,725	19,143,000
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A (original cost $14,024,969; purchased 12/17/10 - 08/28/12)(a)(c)(d)(e)	Caa1	10.500	12/15/18	13,625	14,510,625
DaVita, Inc., Gtd. Notes	B2	5.750	08/15/22	2,950	3,068,000
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A(e)	Ba2	5.625	07/31/19	1,350	1,442,812
HCA, Inc., Gtd. Notes(e)	B3	7.500	02/15/22	3,975	4,422,188
Gtd. Notes(e)	B3	8.000	10/01/18	10,605	12,063,187
Sr. Sec’d. Notes(e)	Ba3	5.875	03/15/22	3,150	3,350,813
Sr. Sec’d. Notes(e)	Ba3	7.875	02/15/20	2,500	2,790,625
Sr. Unsec’d. Notes	B3	6.375	01/15/15	18,035	19,229,819
Sr. Unsec’d. Notes	B3	7.190	11/15/15	3,037	3,279,960
Sr. Unsec’d. Notes	B3	7.500	11/15/95	2,850	2,347,687
Sr. Unsec’d. Notes, MTN	B3	9.000	12/15/14	4,000	4,420,000
HealthSouth Corp., Gtd. Notes	B1	7.250	10/01/18	6,775	7,376,281
Gtd. Notes	B1	7.750	09/15/22	1,575	1,720,688
Hologic, Inc., Gtd. Notes, 144A	B2	6.250	08/01/20	4,200	4,446,750
Kindred Healthcare, Inc., Gtd. Notes(e)	B3	8.250	06/01/19	3,850	3,715,250
Kinetic Concepts, Inc./KCI USA, Inc., Gtd. Notes, 144A(e)	Caa1	12.500	11/01/19	5,000	4,537,500
Legend Acquisition Sub, Inc., Sr. Notes, 144A	Caa1	10.750	08/15/20	6,725	6,640,938
MedAssets, Inc., Gtd. Notes	B3	8.000	11/15/18	3,650	3,942,000

See Notes to Financial Statements.

Prudential High Yield Fund	29

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Mylan, Inc., Gtd. Notes, 144A(e)	Ba2	7.625%	07/15/17	$4,800	$5,328,000
Gtd. Notes, 144A	Ba2	7.875	07/15/20	2,200	2,486,000
PSS World Medical, Inc., Gtd. Notes	Ba3	6.375	03/01/22	1,250	1,321,875
Radnet Management, Inc., Gtd. Notes(e)	Caa1	10.375	04/01/18	1,875	1,889,062
Res-Care, Inc., Gtd. Notes	B-(f)	10.750	01/15/19	4,550	5,050,500
STHI Holding Corp., Sec’d. Notes, 144A	B2	8.000	03/15/18	150	159,750
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $5,784,453; purchased 06/21/07 - 01/18/11)(c)(d)	Caa1	10.000	07/15/17	6,575	6,706,500
Tenet Healthcare Corp., Sr. Sec’d. Notes(e)	B1	6.250	11/01/18	5,400	5,862,375
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.750	10/01/17	3,150	3,346,875
Gtd. Notes, 144A(e)	B1	6.875	12/01/18	11,600	12,209,000
Gtd. Notes, 144A(e)	B1	7.000	10/01/20	4,600	4,761,000
Warner Chilcott Co. LLC/Warner Chilcott LLC, Gtd. Notes(e)	B3	7.750	09/15/18	5,744	6,189,160

					237,518,650

Lodging & Leisure 1.0%
Felcor Lodging LP, Sr. Sec’d. Notes(e)	B2	6.750	06/01/19	2,200	2,359,500
Sr. Sec’d. Notes	B2	10.000	10/01/14	4,290	4,922,775
Host Hotels & Resorts LP, Gtd. Notes	Ba1	4.750	03/01/23	2,500	2,562,500
Gtd. Notes(e)	Ba1	6.000	11/01/20	1,875	2,071,875
Gtd. Notes(e)	Ba1	9.000	05/15/17	900	981,000
Sr. Unsec’d. Notes, 144A(e)	Ba1	5.250	03/15/22	4,225	4,515,469

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Lodging & Leisure (cont’d.)
Host Marriott LP, Gtd. Notes, Ser. O	BB+(f)	6.375%	03/15/15	$2,225	$2,248,652
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes(a)(e)	Ba1	6.875	12/01/13	1,500	1,578,750
Sr. Unsec’d. Notes(a)	Ba1	7.250	03/15/18	3,025	3,312,375
Sr. Unsec’d. Notes(a)	Ba1	11.875	07/15/15	1,025	1,250,500

					25,803,396

Media & Entertainment 6.0%
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750	12/01/20	12,950	14,309,750
AMC Networks, Inc., Gtd. Notes	B2	7.750	07/15/21	7,875	8,918,438
Belo Corp., Sr. Unsec’d. Notes	Ba3	6.750	05/30/13	3,894	4,040,025
Sr. Unsec’d. Notes	Ba3	7.750	06/01/27	2,000	2,000,000
Bonten Media Acquisition Co., Gtd. Notes, PIK, 144A(b)	Caa3	9.000	06/01/15	577	424,284
Carmike Cinemas, Inc., Sec’d. Notes	B2	7.375	05/15/19	3,750	4,007,812
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125	08/01/18	3,325	3,773,875
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A(e)	Caa3	10.500	01/15/15	4,630	3,379,900
Clear Channel Communications, Inc., Gtd. Notes(e)	Ca	10.750	08/01/16	1,625	1,023,750
Sr. Unsec’d. Notes(e)	Ca	5.500	12/15/16	4,350	2,131,500
Sr. Unsec’d. Notes(e)	Ca	6.875	06/15/18	550	269,500
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(e)	B1	9.250	12/15/17	2,300	2,489,750
Gtd. Notes, Ser. A	B3	7.625	03/15/20	4,225	4,034,875
Gtd. Notes, Ser. B	B3	7.625	03/15/20	3,025	2,934,250
Gtd. Notes, Ser. B(e)	B1	9.250	12/15/17	6,750	7,332,187

See Notes to Financial Statements.

Prudential High Yield Fund	31

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Entercom Radio LLC, Gtd. Notes	Caa1	10.500%	12/01/19	$3,750	$4,106,250
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	B3	7.250	10/15/20	4,600	4,956,500
Gtd. Notes(a)(e)	B3	7.500	04/01/21	2,025	2,197,125
Gtd. Notes(a)(e)	B3	8.500	11/01/19	200	221,000
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes(a)	Caa3	11.250	02/04/17	4,100	4,305,000
Gtd. Notes, PIK(a)(e)	Caa3	11.500	02/04/17	11,025	11,576,250
Lamar Media Corp., Gtd. Notes	Ba3	9.750	04/01/14	7,258	8,147,105
LIN Television Corp., Gtd. Notes	Caa1	8.375	04/15/18	2,635	2,753,575
McClatchy Co. (The), Sr. Sec’d. Notes(e)	B1	11.500	02/15/17	4,550	4,823,000
National CineMedia LLC, Sr. Sec’d. Notes, 144A(e)	Ba2	6.000	04/15/22	4,075	4,238,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(e)	B2	7.750	10/15/18	4,125	4,640,625
Gtd. Notes	B2	11.625	02/01/14	7,040	7,990,400
Salem Communications Corp., Sec’d. Notes	B2	9.625	12/15/16	2,209	2,460,274
Sinclair Television Group, Inc., Sec’d. Notes, 144A	B1	9.250	11/01/17	4,125	4,589,063
SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes	Caa1	11.125	06/01/18	3,901	4,388,625
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A(a)(e)	B3	6.000	05/15/17	3,275	3,406,000
Universal City Development Partners Ltd., Gtd. Notes	Baa2	8.875	11/15/15	114	120,715

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(e)	B2	6.875%	05/15/19	$2,460	$2,539,950
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500	05/01/19	1,650	1,782,000
WMG Acquisition Corp., Gtd. Notes(e)	B3	11.500	10/01/18	3,700	4,060,750
Sr. Sec’d. Notes	Ba2	9.500	06/15/16	1,900	2,075,750
Sr. Sec’d. Notes	Ba2	9.500	06/15/16	7,150	7,829,250

					154,277,103

Metals 3.7%
AK Steel Corp., Gtd. Notes(e)	B2	7.625	05/15/20	500	442,500
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)(e)	Baa3	9.250	02/15/15	4,000	4,404,552
Arch Coal, Inc., Gtd. Notes(e)	B3	7.250	06/15/21	1,600	1,444,000
CONSOL Energy, Inc., Gtd. Notes(e)	B1	8.000	04/01/17	3,500	3,771,250
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(a)(e)	Ba3	6.375	02/01/16	4,400	4,224,000
Gtd. Notes, 144A(a)(e)	Ba3	6.875	02/01/18	1,550	1,476,375
Gtd. Notes, 144A(a)(e)	Ba3	7.000	11/01/15	9,367	9,203,078
Gtd. Notes, 144A(a)(e)	Ba3	8.250	11/01/19	6,170	6,139,150
Inmet Mining Corp. (Canada), Gtd. Notes, 144A(a)	B1	8.750	06/01/20	13,625	13,999,687
JMC Steel Group, Sr. Notes, 144A (original cost $5,383,938; purchased 03/04/11 - 02/15/12)(c)(d)(e)	B3	8.250	03/15/18	5,375	5,495,938
Kaiser Aluminum Corp., Gtd. Notes, 144A	Ba3	8.250	06/01/20	4,600	4,876,000
Metals USA, Inc., Sr. Sec’d. Notes(e)	B2	11.125	12/01/15	7,942	8,259,680
New Gold, Inc. (Canada), Gtd. Notes, 144A(a)	B2	7.000	04/15/20	3,725	3,920,562

See Notes to Financial Statements.

Prudential High Yield Fund	33

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Novelis, Inc. (Canada), Gtd. Notes(a)(e)	B2	8.375%	12/15/17	$1,000	$1,105,000
Gtd. Notes(a)(e)	B2	8.750	12/15/20	5,575	6,230,063
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500	12/15/16	4,375	4,604,687
Peabody Energy Corp., Gtd. Notes, 144A	Ba1	6.000	11/15/18	7,010	7,167,725
Penn Virginia Resource Partners LP, Gtd. Notes	B2	8.250	04/15/18	1,150	1,167,250
Rain CII Carbon LLC and CII Carbon Corp., Sec’d. Notes, 144A (original cost $2,050,000; purchased 11/23/10)(c)(d)(e)	B1	8.000	12/01/18	2,050	2,106,375
Thompson Creek Metals Co., Inc. (Canada), Gtd. Notes(a)	Caa2	7.375	06/01/18	825	614,625
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	Caa2	10.750	02/01/18	5,075	4,707,063

					95,359,560

Non-Captive Finance 4.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000	02/01/19	3,150	2,921,625
Ally Financial, Inc., Gtd. Notes	B1	4.625	06/26/15	6,300	6,465,451
Gtd. Notes(e)	B1	5.500	02/15/17	2,950	3,068,319
Gtd. Notes, Ser. 8	B1	6.750	12/01/14	4,250	4,579,375
Gtd. Notes	B1	8.000	03/15/20	3,200	3,744,000
Gtd. Notes	B1	8.300	02/12/15	400	444,000
Sr. Unsec’d. Notes	B1	7.500	12/31/13	2,100	2,244,375
American General Finance Corp., Sr. Unsec’d. Notes, Ser. H, MTN(e)	Caa1	5.375	10/01/12	6,600	6,585,309
Sr. Unsec’d. Notes, Ser. I, MTN(e)	Caa1	5.400	12/01/15	9,035	7,815,275

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
CIT Group, Inc., Gtd. Notes, 144A(e)	B1	7.000%	05/02/16	$8,695	$8,716,833
Gtd. Notes, 144A(e)	B1	7.000	05/02/17	4,976	4,981,229
Sr. Unsec’d. Notes(e)	B1	4.250	08/15/17	4,800	4,867,771
Sr. Unsec’d. Notes	B1	5.000	05/15/17	2,700	2,814,750
Sr. Unsec’d. Notes	B1	5.000	08/15/22	11,450	11,536,745
Sr. Unsec’d. Notes, 144A	B1	5.250	04/01/14	500	519,375
Sr. Unsec’d. Notes	B1	5.250	03/15/18	10,350	10,789,875
Sr. Unsec’d. Notes(e)	B1	5.375	05/15/20	1,000	1,041,250
Sr. Unsec’d. Notes, 144A(e)	B1	5.500	02/15/19	2,400	2,502,000
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	9.375	05/15/20	2,900	2,958,000
Community Choice Financial, Inc., Sr. Sec’d. Notes, 144A	B3	10.750	05/01/19	1,800	1,768,500
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.500	09/01/14	2,425	2,582,625
Sr. Sec’d. Notes, 144A(e)	Ba2	6.750	09/01/16	2,875	3,205,625
Sr. Sec’d. Notes, 144A(e)	Ba2	7.125	09/01/18	325	373,750
Sr. Unsec’d. Notes(e)	Ba3	6.250	05/15/19	1,350	1,410,750
Sr. Unsec’d. Notes, MTN(e)	Ba3	6.375	03/25/13	3,275	3,344,594
Sr. Unsec’d. Notes	Ba3	8.625	09/15/15	1,000	1,121,250
Sr. Unsec’d. Notes(e)	Ba3	8.750	03/15/17	1,225	1,417,937
KKR Group Finance Co., Gtd. Notes, 144A	A-(f)	6.375	09/29/20	5,000	5,659,755
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN(e)	Caa1	5.850	06/01/13	1,050	1,034,250
Sr. Unsec’d. Notes, MTN(e)	Caa1	6.900	12/15/17	6,000	4,935,000

					115,449,593

Packaging 2.1%
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A (original cost $7,632,813; purchased 09/30/10 - 01/04/12)(a)(c)(d)(e)	B3	9.125	10/15/20	7,450	7,785,250

See Notes to Financial Statements.

Prudential High Yield Fund	35

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Packaging (cont’d.)
Sr. Sec’d. Notes, 144A (original cost $1,105,236; purchased 01/19/12)(a)(c)(d)	Ba3	7.375%	10/15/17	$1,100	$1,179,750
Berry Plastics Corp.,
Sec’d. Notes(b)	Caa1	4.343	09/15/14	1,975	1,945,375
Sec’d. Notes(e)	Caa1	9.750	01/15/21	3,775	4,180,813
BWAY Holding Co., Gtd. Notes	B3	10.000	06/15/18	1,400	1,554,000
BWAY Parent Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	10.125	11/01/15	4,020	4,080,689
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750	02/01/17	3,200	3,480,000
Plastipak Holdings, Inc., Gtd. Notes, 144A (original cost $3,358,125; purchased 03/31/10 - 06/04/12)(c)(d)(e)	B3	8.500	12/15/15	3,300	3,399,000
Sr. Notes, 144A (original cost $1,544,276; purchased 07/23/09)(c)(d)	B3	10.625	08/15/19	1,580	1,793,300
Reynolds Group Issuer, Inc., Gtd. Notes	Caa1	8.250	02/15/21	3,600	3,537,000
Gtd. Notes(e)	Caa1	9.875	08/15/19	11,735	12,409,762
Sr. Sec’d. Notes(e)	Ba3	6.875	02/15/21	725	784,812
Sr. Sec’d. Notes	Ba3	7.750	10/15/16	2,850	2,978,250
Sr. Sec’d. Notes(e)	Ba3	7.875	08/15/19	2,500	2,781,250
Sealed Air Corp., Gtd. Notes, 144A(e)	B1	8.375	09/15/21	1,875	2,109,375

					53,998,626

Paper 0.5%
Domtar Corp., Gtd. Notes	Baa3	10.750	06/01/17	800	1,038,583
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875	10/01/18	1,500	1,672,500
Gtd. Notes	B2	9.500	06/15/17	4,420	4,873,050

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d.)
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A (original cost $1,488,035; purchased 05/17/11 - 09/16/11)(c)(d)(e)	B2	8.000%	06/01/16	$1,495	$1,547,325
Sappi Papier Holding GmbH (Austria), Sr. Sec’d. Notes, 144A(a)(e)	Ba2	8.375	06/15/19	2,000	2,105,000
Smurfit Capital Funding PLC (Ireland), Sr. Sec’d. Notes(a)	Ba1	7.500	11/20/25	100	101,250
Verso Paper, Inc., Sec’d. Notes	B3	8.750	02/01/19	1,725	784,875

					12,122,583

Pipelines & Other 1.2%
AmeriGas Finance LLC, Gtd. Notes(e)	Ba2	7.000	05/20/22	1,225	1,307,688
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes(e)	Ba3	6.500	05/20/21	1,147	1,201,483
El Paso Corp.,
Sr. Unsec’d. Notes, Ser. G, MTN	Ba2	7.800	08/01/31	750	880,870
Sr. Unsec’d. Notes, Ser. G, MTN	Ba2	8.050	10/15/30	110	129,719
Energy Transfer Equity LP, Sr. Sec’d. Notes(e)	Ba2	7.500	10/15/20	3,650	4,197,500
Ferrellgas Partners LP, Sr. Unsec’d. Notes(e)	B3	8.625	06/15/20	2,805	2,734,875
MarkWest Energy Partners LP, Gtd. Notes(e)	Ba3	6.500	08/15/21	2,500	2,681,250
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000	03/01/32	29	40,353
Targa Resources Partners LP, Gtd. Notes, 144A	Ba3	6.375	08/01/22	2,275	2,377,375
Gtd. Notes(e)	Ba3	6.875	02/01/21	6,950	7,471,250
Gtd. Notes	Ba3	7.875	10/15/18	3,375	3,678,750

See Notes to Financial Statements.

Prudential High Yield Fund	37

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Gtd. Notes(e)	Ba3	8.250%	07/01/16	$2,475	$2,580,187

					29,281,300

Real Estate Investment Trusts 0.7%
AVIV Healthcare Properties LP/AVIV Healthcare Capital Corp., Gtd. Notes	B1	7.750	02/15/19	9,825	10,218,000
CNL Lifestyle Properties, Inc., Gtd. Notes(e)	Ba3	7.250	04/15/19	650	605,312
Omega Healthcare Investors, Inc., Gtd. Notes(e)	Ba2	6.750	10/15/22	800	878,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750	04/15/20	300	333,629
Sr. Unsec’d. Notes	Baa3	6.750	12/15/21	5,975	6,681,902

					18,716,843

Retailers 1.6%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A(e)	Caa1	9.250	08/01/19	2,925	3,202,875
Limited Brands, Inc., Gtd. Notes(e)	Ba1	5.625	02/15/22	1,275	1,341,937
Pantry, Inc. (The), Gtd. Notes, 144A	Caa1	8.375	08/01/20	11,100	11,474,625
Penske Automotive Group, Inc., Gtd. Notes, 144A	B2	5.750	10/01/22	4,900	4,998,000
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.125	04/15/17	2,490	2,633,728
Sr. Sec’d. Notes, 144A	Ba2	7.375	10/15/20	1,325	1,476,408
Rite Aid Corp., Sec’d. Notes	Caa1	7.500	03/01/17	1,025	1,053,188
Sr. Sec’d. Notes(e)	B2	9.750	06/12/16	2,124	2,331,090
Susser Holdings LLC, Gtd. Notes	B2	8.500	05/15/16	5,420	5,887,475
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(e)	Ba1	8.500	12/01/17	2,580	2,792,850

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Retailers (cont’d.)
Toys “R” US, Inc., Sr. Unsec’d. Notes, 144A	B3	10.375%	08/15/17	$3,500	$3,504,375

					40,696,551

Technology 10.8%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes, 144A(e)	Ba3	7.500	08/15/22	1,750	1,723,750
Sr. Unsec’d. Notes(e)	Ba3	8.125	12/15/17	1,025	1,076,250
Avaya, Inc.,
Gtd. Notes(e)	Caa2	9.750	11/01/15	9,850	8,544,875
Gtd. Notes, PIK(e)	Caa2	10.125	11/01/15	9,805	8,530,350
CDW Finance Corp.,
Gtd. Notes(e)	B3	8.500	04/01/19	12,900	14,125,500
Gtd. Notes	Caa1	12.535	10/12/17	14,275	15,309,937
Ceridian Corp., Gtd. Notes	Caa2	11.250	11/15/15	11,675	11,470,687
Commscope, Inc.,
Gtd. Notes, 144A (original cost $15,529,175; purchased 01/11/11 - 06/04/12)(c)(d)(e)	B3	8.250	01/15/19	15,495	16,599,019
CoreLogic, Inc., Gtd. Notes	Ba3	7.250	06/01/21	2,300	2,461,000
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500	12/15/17	3,250	3,591,250
First Data Corp.,
Gtd. Notes(e)	Caa1	9.875	09/24/15	1,700	1,734,000
Gtd. Notes, PIK(e)	Caa1	10.550	09/24/15	1,400	1,435,000
Gtd. Notes(e)	Caa1	12.625	01/15/21	9,140	9,254,250
Sr. Sec’d. Notes, 144A(e)	B1	6.750	11/01/20	5,550	5,508,375
Freescale Semiconductor, Inc.,
Gtd. Notes(e)	Caa1	8.050	02/01/20	11,745	11,539,463
Sr. Sec’d. Notes, 144A(e)	B1	9.250	04/15/18	6,100	6,603,250
Interactive Data Corp., Gtd. Notes	Caa1	10.250	08/01/18	11,079	12,491,572
Iron Mountain, Inc.,
Gtd. Notes(e)	B1	7.750	10/01/19	1,900	2,128,000
Sr. Sub. Notes(e)	B1	5.750	08/15/24	3,875	3,913,750
Lender Processing Services, Inc., Gtd. Notes(e)	Ba2	8.125	07/01/16	1,685	1,757,666

See Notes to Financial Statements.

Prudential High Yield Fund	39

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Nortel Networks Ltd. (Canada),
Gtd. Notes(a)(g)(h)	NR	9.003%	07/15/11	$3,000	$3,097,500
Gtd. Notes(a)(g)	NR	10.125	07/15/13	7,600	8,331,500
Gtd. Notes(a)(e)(g)	NR	10.750	07/15/16	17,290	19,019,000
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, 144A(a)	B3	9.750	08/01/18	9,231	10,546,418
Sr. Sec’d. Notes, 144A(a)	BB(f)	10.000	07/15/13	5,500	5,857,500
Seagate HDD Cayman (Cayman Islands),
Gtd. Notes(a)(e)	Ba1	7.000	11/01/21	550	588,500
Gtd. Notes(a)	Ba1	7.750	12/15/18	6,250	6,859,375
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes(a)	Ba1	6.800	10/01/16	2,855	3,147,637
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A(a)	Baa3	10.000	05/01/14	3,056	3,369,240
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(a)(e)	B2	6.500	05/15/19	7,925	8,360,875
Sophia Finance, Inc., Gtd. Notes, 144A(e)	Caa1	9.750	01/15/19	11,275	12,120,625
Spansion LLC, Gtd. Notes	B3	7.875	11/15/17	1,750	1,706,250
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A(a)	Ba1	7.500	08/12/15	1,900	2,037,750
SunGard Data Systems, Inc., Gtd. Notes(e)	Caa1	10.250	08/15/15	12,650	12,950,437
Syniverse Holdings, Inc., Gtd. Notes (original cost $5,944,088; purchased 12/22/10 - 02/24/11)(c)(d)	Caa1	9.125	01/15/19	5,770	6,231,600
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	9.625	06/15/18	10,300	11,175,500

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
TransUnion LLC, Gtd. Notes(e)	B3	11.375%	06/15/18	$16,625	$19,617,500
Unisys Corp.,
Sr. Sec’d. Notes, 144A	Ba1	12.750	10/15/14	1,412	1,524,960
Sr. Unsec’d. Notes	B1	12.500	01/15/16	730	778,363

					277,118,474

Telecommunications 4.2%
Brightstar Corp.,
Gtd. Notes, 144A (original cost $6,954,150; purchased 11/23/10 - 06/13/12)(c)(d)	B1	9.500	12/01/16	6,830	7,171,500
Clearwire Communications LLC,
Sr. Sec’d. Notes, 144A	B3	12.000	12/01/15	5,480	5,425,200
Sr. Sec’d. Notes, 144A(e)	B3	12.000	12/01/15	6,475	6,377,875
Cricket Communications, Inc.,
Sr. Sec’d. Notes	Ba2	7.750	05/15/16	1,450	1,529,750
Eileme 2 AB (Sweden),
Gtd. Notes, 144A(a)	B3	11.625	01/31/20	5,640	6,175,800
Frontier Communications Corp.,
Sr. Unsec’d. Notes(e)	Ba2	7.125	01/15/23	2,400	2,442,000
Sr. Unsec’d. Notes	Ba2	8.250	04/15/17	1,550	1,728,250
Sr. Unsec’d. Notes(e)	Ba2	8.500	04/15/20	200	223,000
Sr. Unsec’d. Notes	Ba2	8.750	04/15/22	3,750	4,181,250
Sr. Unsec’d. Notes(e)	Ba2	9.250	07/01/21	1,775	2,023,500
Level 3 Financing, Inc.,
Gtd. Notes, 144A	B3	7.000	06/01/20	3,500	3,482,500
Gtd. Notes(e)	B3	8.125	07/01/19	1,125	1,178,437
Gtd. Notes(e)	B3	8.625	07/15/20	3,950	4,226,500
Gtd. Notes	B3	9.375	04/01/19	500	547,500
MetroPCS Wireless, Inc., Gtd. Notes(e)	B2	7.875	09/01/18	800	860,000
Nextel Communications, Inc., Gtd. Notes, Ser. D(e)	B+(f)	7.375	08/01/15	1,913	1,922,565
NII Capital Corp., Gtd. Notes(e)	B2	7.625	04/01/21	3,994	3,085,365
SBA Telecommunications, Inc., Gtd. Notes	B1	8.250	08/15/19	646	717,060

See Notes to Financial Statements.

Prudential High Yield Fund	41

Portfolio of Investments

as of August 31, 2012 continued

Description	Moody’s Ratings§† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp.,
Gtd. Notes	B3	6.875%	11/15/28	$8,900	$8,054,500
Gtd. Notes(e)	B3	6.900	05/01/19	3,425	3,506,344
Sprint Nextel Corp.,
Gtd. Notes, 144A(e)	Ba3	7.000	03/01/20	3,725	4,078,875
Gtd. Notes, 144A(e)	Ba3	9.000	11/15/18	1,375	1,622,500
Sr. Unsec’d. Notes(e)	B3	6.000	12/01/16	2,865	2,922,300
Sr. Unsec’d. Notes(e)	B3	7.000	08/15/20	3,325	3,399,813
Sr. Unsec’d. Notes(e)	B3	9.125	03/01/17	3,400	3,808,000
Wind Acquisition Finance SA (Luxembourg),
Sec’d. Notes, 144A(a)(e)	B3	11.750	07/15/17	10,350	9,470,250
Sr. Sec’d. Notes, 144A(a)	Ba3	7.250	02/15/18	4,175	3,841,000
Sr. Sec’d. Notes, PIK, 144A(a)	Caa1	12.250	07/15/17	5,029	3,520,023
Windstream Corp.,
Gtd. Notes(e)	Ba3	7.500	06/01/22	2,100	2,142,000
Gtd. Notes(e)	Ba3	7.500	04/01/23	5,075	5,151,125
Gtd. Notes(e)	Ba3	7.750	10/15/20	2,325	2,441,250
Gtd. Notes(e)	Ba3	7.875	11/01/17	1,110	1,207,125

					108,463,157

TOTAL CORPORATE BONDS					2,197,183,237

				Shares

COMMON STOCKS 0.1%
Adelphia Recovery Trust*(c)				2,000,000	2,000
Blaze Recycling and Metals LLC (cost $46,387; purchased 08/22/12)*(c)(d)				46,387	464
CenturyLink, Inc.				4,018	169,800
Dex One Corp.*(e)				149,207	259,620
GenOn Energy, Inc.*				9,307	23,547
Sprint Nextel Corp.*				28,675	139,074
WKI Holding Co., Inc.*(c)				6,031	71,588
Xerox Corp.				169,797	1,251,404

TOTAL COMMON STOCKS					1,917,497

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Description		Shares	Value (Note 1)

PREFERRED STOCKS 0.1%

Banking 0.1%
Citigroup Capital XIII (Capital Security, fixed to floating preferred), 7.875%(b)		153,000	$4,219,740

Building Materials & Construction
New Millenium Homes LLC (cost $0; purchased 05/27/98)*(c)(d)(i)		2,000	60,000

Cable
Escrow Pfd Adelphia*(c)		20,000	20

TOTAL PREFERRED STOCKS			4,279,760

	Expiration Date	Units
WARRANTS*

Chemicals
Hercules, Inc.	03/31/29	230	9,971

Media & Entertainment
MediaNews Group, Inc. (cost $0; purchased 07/06/11)(c)(d)	03/19/17	6,854	69

Paper
Smurfit Kappa Group PLC (Ireland), 144A(c)	10/01/13	275	11,637

Telecommunications
Hawaiian Telcom Holdco, Inc.	10/28/15	6,958	38,269

TOTAL WARRANTS			59,946

TOTAL LONG-TERM INVESTMENTS (cost $2,215,437,989)			2,282,264,582

		Shares

SHORT-TERM INVESTMENTS 33.3%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(j)		45,543	413,983
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $852,296,340; includes $611,553,077 of cash collateral received for securities on loan)(j)(k)		852,296,340	852,296,340

See Notes to Financial Statements.

Prudential High Yield Fund	43

Portfolio of Investments

as of August 31, 2012 continued

Description	Value (Note 1)
TOTAL SHORT-TERM INVESTMENTS (cost $852,739,604; Note 3)	$852,710,323

TOTAL INVESTMENTS 122.5% (cost $3,068,177,593; Note 5)	3,134,974,905
Liabilities in excess of other assets(l) (22.5)%	(576,422,032)

NET ASSETS 100.0%	$2,558,552,873

The	following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PIK—Payment-in-Kind

§	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of August 31, 2012. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	US$ denominated foreign securities.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2012.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security; the aggregate original cost of such securities is $136,682,208. The aggregate value of $141,099,443 is approximately 5.5% of net assets.
(e)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $593,290,123; cash collateral of $611,553,077 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(f)	Standard & Poor’s Rating.
(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(h)	Security is post-maturity; represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(i)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(j)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at August 31, 2012:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation(6)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Masco Corp.	09/20/13	1.000%	$2,845	$(13,469)	$28,298	$(41,767)	Deutsche Bank AG
Seagate Technology HDD Holdings	12/20/13	3.350%	5,000	(181,183)	537	(181,720)	JPMorgan Chase Bank

				$(194,652)	$28,835	$(223,487)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at August 31, 2012(5)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issue—Sell Protection(2):
NRG Energy, Inc.	03/20/16	4.100%	$1,850	3.640%	$43,541	$—	$43,541	Goldman Sachs International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation(6)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.18	06/20/17	5.000%	$35,640	$(245,987)	$(2,826,450)	$2,580,463	JPMorgan Chase Bank
CDX.NA.HY.18	06/20/17	5.000%	34,650	(239,154)	(1,046,719)	807,565	Barclays Bank PLC
CDX.NA.HY.18	06/20/17	5.000%	19,800	(136,659)	(679,250)	542,591	Citibank NA
CDX.NA.HY.18	06/20/17	5.000%	2,970	(20,499)	(235,537)	215,038	Morgan Stanley Capital Services

				$(642,299)	$(4,787,956)	$4,145,657

#	Notional amount is shown in U.S. dollars unless otherwise stated.

The Fund entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to

See Notes to Financial Statements.

Prudential High Yield Fund	45

Portfolio of Investments

as of August 31, 2012 continued

the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	Cash of $1,350,000 has been segregated to cover requirements for open credit default swaps as of August 31, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of August 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,745,996	$328,999
Bank Loans	—	65,741,647	6,007,500
Corporate Bonds	—	2,180,018,595	17,164,642
Common Stocks	1,843,445	—	74,052
Preferred Stocks	4,219,740	—	60,020
Warrants	38,269	11,637	10,040
Affiliated Mutual Funds	852,710,323	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	3,965,711	—

Total	$858,811,777	$2,256,483,586	$23,645,253

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 08/31/11	$12,690,832	$38,137,998	$1,906,342	$119,980	$132,020	$6,074
Realized gain (loss)	—	1,307,669	(194)	(250,113)	—	—
Change in unrealized appreciation (depreciation)**	930,329	(1,160,959)	856,735	222,606	(72,000)	3,966
Purchases	—	—	6,983,302	46,387	—	—
Sales	(7,000,000)	(16,873,426)	(4,174,068)	(64,808)	—	—
Accrued discount/premium	289,661	2,244	88,753	—	—	—
Transfers into Level 3	—	—	11,503,772	—	—	—
Transfers out of Level 3	(6,581,823)	(15,406,026)	—	—	—	—

Balance as of 08/31/12	$328,999	$6,007,500	$17,164,642	$74,052	$60,020	$10,040

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, ($41,846) was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 3 Bank Loans and

See Notes to Financial Statements.

Prudential High Yield Fund	47

Portfolio of Investments

as of August 31, 2012 continued

3 Asset-Backed Securities transferred out of Level 3 as a result of the securities being valued by an independent pricing source and 5 Corporate Bonds transferred into Level 3 as a result of the securities being fair valued in accordance with the Board of Directors’ approval.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2012 were as follows:

Affiliated Mutual Funds (including 23.9% of collateral received for securities on loan)	33.3%
Technology	12.0
Healthcare & Pharmaceutical	9.3
Capital Goods	6.2
Gaming	6.1
Media & Entertainment	6.0
Cable	5.2
Energy—Other	4.5
Non-Captive Finance	4.5
Foods	4.2
Telecommunications	4.2
Electric	4.0
Metals	3.7
Chemicals	3.6
Consumer	2.2
Packaging	2.1
Automotive	1.7%
Retailers	1.6
Banking	1.5
Pipelines & Other	1.4
Building Materials & Construction	1.3
Aerospace & Defense	1.2
Lodging & Leisure	1.0
Real Estate Investment Trusts	0.7
Paper	0.5
Asset-Backed Securities	0.3
Brokerage	0.1
Common Stocks	0.1

122.5
Liabilities in excess of other assets	(22.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

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Fair values of derivative instruments as of August 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$4,189,198	Unrealized depreciation on swap agreements	$223,487
Credit contracts	Premium paid for swap agreements	28,835	Premium received for swap agreements	4,787,956
Equity contracts	Unaffiliated Investments	59,946	—	—

Total		$4,277,979		$5,011,443

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$4,208,528	$4,208,528
Equity contracts	—	—	—

Total	$—	$4,208,528	$4,208,528

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$2,884,343	$2,884,343
Equity contracts	(13,106)	—	(13,106)

Total	$(13,106)	$2,884,343	$2,871,237

For the year ended August 31, 2012, the Fund’s average notional amount for credit default swaps as buyer was $7,845,000 and the average notional amount for credit default swaps as writer was $68,158,000.

See Notes to Financial Statements.

Prudential High Yield Fund	49

Statement of Assets and Liabilities

as of August 31, 2012

Assets
Investments at value, including securities on loan of $593,290,123:
Unaffiliated Investments (cost $2,215,437,989)	$2,282,264,582
Affiliated Investments (cost $852,739,604)	852,710,323
Dividends and interest receivable	42,624,068
Receivable for Fund shares sold	9,558,273
Receivable for investments sold	8,763,628
Unrealized appreciation on swap agreements	4,189,198
Prepaid expenses	44,837
Premium paid for swap agreements	28,835

Total assets	3,200,183,744

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	611,553,077
Payable for investments purchased	15,055,758
Payable for Fund shares reacquired	6,559,345
Premium received for swap agreements	4,787,956
Payable to custodian	1,200,838
Management fee payable	943,294
Accrued expenses	522,649
Distribution fee payable	584,751
Unrealized depreciation on swap agreements	223,487
Affiliated transfer agent fee payable	154,096
Deferred directors’ fees	45,620

Total liabilities	641,630,871

Net Assets	$2,558,552,873

Net assets were comprised of:
Common stock, at par	$4,572,390
Paid-in capital in excess of par	2,619,057,061

2,623,629,451
Undistributed net investment income	4,862,084
Accumulated net realized loss on investment transactions	(140,702,124)
Net unrealized appreciation on investments	70,763,462

Net assets, August 31, 2012	$2,558,552,873

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,339,112,685 ÷ 239,437,911 shares of common stock issued and outstanding)	$5.59
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price to public	$5.85

Class B
Net asset value, offering price and redemption price per share
($163,309,294 ÷ 29,233,573 shares of common stock issued and outstanding)	$5.59

Class C
Net asset value, offering price and redemption price per share
($229,714,603 ÷ 41,130,748 shares of common stock issued and outstanding)	$5.58

Class Q
Net asset value, offering price and redemption price per share
($63,913,900 ÷ 11,395,836 shares of common stock issued and outstanding)	$5.61

Class R
Net asset value, offering price and redemption price per share
($36,886,162 ÷ 6,596,722 shares of common stock issued and outstanding)	$5.59

Class X
Net asset value, offering price and redemption price per share
($248,960 ÷ 44,556 shares of common stock issued and outstanding)	$5.59

Class Z
Net asset value, offering price and redemption price per share
($725,367,269 ÷ 129,399,676 shares of common stock issued and outstanding)	$5.61

See Notes to Financial Statements.

Prudential High Yield Fund	51

Statement of Operations

Year Ended August 31, 2012

Net Investment Income
Income
Unaffiliated interest income	$153,532,294
Affiliated income from securities loaned, net	1,202,154
Unaffiliated dividend income	504,631
Affiliated dividend income	306,336

Total income	155,545,415

Expenses
Management fee	9,299,397
Distribution fee—Class A	2,969,156
Distribution fee—Class B	987,372
Distribution fee—Class C	1,721,846
Distribution fee—Class L	15,667
Distribution fee—Class M	2,194
Distribution fee—Class R	138,587
Distribution fee—Class X	3,633
Transfer agent’s fees and expenses (including affiliated expense of $885,500) (Note 3)	2,477,000
Custodian’s fees and expenses	288,000
Registration fees	257,000
Reports to shareholders	134,000
Directors’ fees	52,000
Legal fees and expenses	38,000
Insurance	35,000
Audit fee	33,000
Miscellaneous	32,043

Total expenses	18,483,895

Net investment income	137,061,520

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	9,505,660
Swap agreement transactions	4,208,528

13,714,188

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $9,086)	87,940,123
Swap agreements	2,884,343

90,824,466

Net gain on investments	104,538,654

Net Increase In Net Assets Resulting From Operations	$241,600,174

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$137,061,520	$122,842,723
Net realized gain on investment transactions	13,714,188	53,200,306
Net change in unrealized appreciation (depreciation) on investments	90,824,466	(49,858,002)

Net increase in net assets resulting from operations	241,600,174	126,185,027

Dividends from net investment income (Note 1)
Class A	(85,548,989)	(85,876,424)
Class B	(8,826,419)	(7,579,293)
Class C	(11,074,023)	(9,036,262)
Class L	(220,111)	(269,470)
Class M	(14,810)	(169,398)
Class Q	(3,029,511)	—
Class R	(1,919,117)	(1,164,946)
Class X	(23,665)	(51,743)
Class Z	(35,587,618)	(23,469,833)

	(146,244,263)	(127,617,369)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,168,059,020	632,029,575
Net asset value of shares issued in reinvestment of dividends	117,520,743	102,277,872
Cost of shares reacquired	(511,683,775)	(482,369,602)

Net increase in net assets from Fund share transactions	773,895,988	251,937,845

Capital Contributions (Note 6):
Proceeds from regulatory settlement	—	10,526

Total increase	869,251,899	250,516,029

Net Assets:
Beginning of year	1,689,300,974	1,438,784,945

End of year(a)	$2,558,552,873	$1,689,300,974

(a) Includes undistributed net investment income of:	$4,862,084	$5,538,674

See Notes to Financial Statements.

Prudential High Yield Fund	53

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (formerly Prudential High Yield Fund, Inc.) (the “Company”) is registered under the Investment Company Act of 1940 as amended, (the “1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund (the “Fund”) and Prudential Short Duration High Yield Income Fund, commencing operations on October 26, 2012. These financial statements relate to Prudential High Yield Fund. The Fund’s investment objective is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are

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traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government gencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. The amortized cost

Prudential High Yield Fund	55

Notes to Financial Statements

continued

method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements

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under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at year end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty

Prudential High Yield Fund	57

Notes to Financial Statements

continued

against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Fund as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve

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the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2012, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using

Prudential High Yield Fund	59

Notes to Financial Statements

continued

the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .45% for the year ended August 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class L, Class M and Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, .75%, 1%, ..50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively.

For the year ended August 31, 2012, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Prudential High Yield Fund	61

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $1,866,435 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2012, it received $199,704, $28,073 and $10 in contingent deferred sales charges imposed upon redemptions by certain Class B, Class C and Class X shareholders, respectively.

PI, PIMS, PIM and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended August 31, 2012, PIM has been compensated approximately $359,100 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2012, aggregated $1,456,996,336 and $903,655,770 respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $8,506,153 primarily due to the difference in the treatment between financial and tax reporting purposes of premium amortization, paydown gains (losses), swaps, and other book to tax differences. Net investment income, net realized gain and net assets were not affected by this change.

For the years ended August 31, 2012 and August 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $146,244,263 and $127,617,369 of ordinary income, respectively.

As of August 31, 2012, the accumulated undistributed earnings on a tax basis was $5,907,424 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$3,079,519,858	$106,942,861	$(51,487,814)	$55,455,047	$3,046,978	$58,502,025

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, the difference in the treatment of premium amortization, deferred income on defaulted securities and other cost basis differences between financial and tax reporting. The other cost basis adjustments are attributable to appreciation/depreciation on swaps.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment

Prudential High Yield Fund	63

Notes to Financial Statements

continued

losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $8,641,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2015	$3,626,000
Expiring 2016	11,341,000
Expiring 2017	48,200,000
Expiring 2018	66,273,000

$129,440,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class X shares are sold with a CDSC that declines from 6%

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to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

During the year ended August 31, 2011, the Fund received $10,526 related to an unaffiliated-third party involving allegations of improper trading Fund shares. The amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

The Company is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z common stock. Of the authorized shares of common stock of the Fund, 625 million shares are designated for Class A common stock, 150 million shares are designated for each of Class B common stock and Class C common stock, 20 million shares are designated for Class M common stock, 310 million shares are designated for each of Class Q and Class R common stock, 25 million shares are designated for Class X common stock and 410 million shares are designated for Class Z common stock.

Prudential High Yield Fund	65

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2012:
Shares sold	63,487,469	$346,631,622
Shares issued in reinvestment of dividends	12,045,849	65,637,283
Shares reacquired	(40,113,847)	(217,536,029)

Net increase (decrease) in shares outstanding before conversion	35,419,471	194,732,876
Shares issued upon conversion from Class B, Class M, Class X and Class Z	2,296,291	12,421,243
Shares reacquired upon conversion into Class Z	(132,880)	(718,871)

Net increase (decrease) in shares outstanding	37,582,882	$206,435,248

Year ended August 31, 2011:
Shares sold	28,745,524	$159,068,504
Shares issued in reinvestment of dividends	12,002,271	66,397,957
Shares reacquired	(44,453,036)	(245,494,515)

Net increase (decrease) in shares outstanding before conversion	(3,705,241)	(20,028,054)
Shares issued upon conversion from Class B, Class M, Class X and Class Z	3,469,239	19,106,734
Shares reacquired upon conversion into Class Z	(3,524,844)	(19,633,741)

Net increase (decrease) in shares outstanding	(3,760,846)	$(20,555,061)

Class B
Year ended August 31, 2012:
Shares sold	11,415,024	$62,423,499
Shares issued in reinvestment of dividends	1,244,027	6,775,675
Shares reacquired	(2,978,621)	(16,147,296)

Net increase (decrease) in shares outstanding before conversion	9,680,430	53,051,878
Shares reacquired upon conversion into Class A	(2,032,468)	(10,991,760)

Net increase (decrease) in shares outstanding	7,647,962	$42,060,118

Year ended August 31, 2011:
Shares sold	7,688,118	$42,480,449
Shares issued in reinvestment of dividends	1,049,967	5,803,575
Shares reacquired	(2,422,810)	(13,369,344)

Net increase (decrease) in shares outstanding before conversion	6,315,275	34,914,680
Shares reacquired upon conversion into Class A	(2,878,531)	(15,826,584)

Net increase (decrease) in shares outstanding	3,436,744	$19,088,096

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Class C	Shares	Amount
Year ended August 31, 2012:
Shares sold	20,074,592	$109,760,603
Shares issued in reinvestment of dividends	1,673,985	9,122,227
Shares reacquired	(6,053,110)	(32,795,868)

Net increase (decrease) in shares outstanding before conversion	15,695,467	86,086,962
Shares reacquired upon conversion into Class Z	(95,570)	(523,092)

Net increase (decrease) in shares outstanding	15,599,897	$85,563,870

Year ended August 31, 2011:
Shares sold	10,035,429	$55,522,083
Shares issued in reinvestment of dividends	1,384,586	7,647,864
Shares reacquired	(6,946,869)	(38,367,549)

Net increase (decrease) in shares outstanding before conversion	4,473,146	24,802,398
Shares reacquired upon conversion into Class Z	(71,623)	(391,430)

Net increase (decrease) in shares outstanding	4,401,523	$24,410,968

Class L
Period ended August 24, 2012*:
Shares sold	108,408	$584,917
Shares issued in reinvestment of dividends	31,155	169,428
Shares reacquired	(741,127)	(4,110,768)

Net increase (decrease) in shares outstanding	(601,564)	$(3,356,423)

Year ended August 31, 2011:
Shares sold	51,882	$289,092
Shares issued in reinvestment of dividends	40,553	224,561
Shares reacquired	(217,687)	(1,207,306)

Net increase (decrease) in shares outstanding	(125,252)	$(693,653)

Class M
Period ended April 13, 2012**:
Shares sold	789	$4,426
Shares issued in reinvestment of dividends	1,800	9,569
Shares reacquired	(17,183)	(90,099)

Net increase (decrease) in shares outstanding before conversion	(14,594)	(76,104)
Shares reacquired upon conversion into Class A	(143,544)	(774,144)

Net increase (decrease) in shares outstanding	(158,138)	$(850,248)

Year ended August 31, 2011:
Shares sold	17,190	$94,337
Shares issued in reinvestment of dividends	18,475	102,029
Shares reacquired	(131,280)	(722,000)

Net increase (decrease) in shares outstanding before conversion	(95,615)	(525,634)
Shares reacquired upon conversion into Class A	(499,338)	(2,778,595)

Net increase (decrease) in shares outstanding	(594,953)	$(3,304,229)

Prudential High Yield Fund	67

Notes to Financial Statements

continued

Class Q	Shares	Amount
Period ended August 31, 2012***:
Shares sold	11,467,334	$62,295,831
Shares issued in reinvestment of dividends	547,198	3,029,536
Shares reacquired	(2,392,518)	(13,199,649)

Net increase (decrease) in shares outstanding before conversion	9,622,014	52,125,718
Shares issued upon conversion from Class Z	1,773,822	9,596,375

Net increase (decrease) in shares outstanding	11,395,836	$61,722,093

Class R
Year ended August 31, 2012:
Shares sold	3,794,416	$20,706,960
Shares issued in reinvestment of dividends	351,374	1,918,517
Shares reacquired	(1,412,282)	(7,701,956)

Net increase (decrease) in shares outstanding	2,733,508	$14,923,521

Year ended August 31, 2011:
Shares sold	2,917,212	$16,153,034
Shares issued in reinvestment of dividends	213,700	1,182,860
Shares reacquired	(1,231,601)	(6,806,251)

Net increase (decrease) in shares outstanding	1,899,311	$10,529,643

Class X
Year ended August 31, 2012:
Shares sold	535	$2,997
Shares issued in reinvestment of dividends	4,323	23,427
Shares reacquired	(6,345)	(34,233)

Net increase (decrease) in shares outstanding before conversion	(1,487)	(7,809)
Shares reacquired upon conversion into Class A	(39,998)	(219,022)

Net increase (decrease) in shares outstanding	(41,485)	$(226,831)

Year ended August 31, 2011:
Shares sold	6,373	$35,098
Shares issued in reinvestment of dividends	9,322	51,541
Shares reacquired	(32,781)	(181,196)

Net increase (decrease) in shares outstanding before conversion	(17,086)	(94,557)
Shares reacquired upon conversion into Class A	(78,702)	(436,395)

Net increase (decrease) in shares outstanding	(95,788)	$(530,952)

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Class Z	Shares	Amount
Year ended August 31, 2012:
Shares sold	103,441,930	$565,648,165
Shares issued in reinvestment of dividends	5,628,045	30,835,081
Shares reacquired	(40,556,671)	(220,067,877)

Net increase (decrease) in shares outstanding before conversion	68,513,304	376,415,369
Shares issued upon conversion from Class A and Class C	227,792	1,241,963
Shares reacquired upon conversion into Class A and Class Q	(1,853,618)	(10,032,692)

Net increase (decrease) in shares outstanding	66,887,478	$367,624,640

Year ended August 31, 2011:
Shares sold	64,998,748	$358,386,978
Shares issued in reinvestment of dividends	3,757,077	20,867,485
Shares reacquired	(31,856,651)	(176,221,441)

Net increase (decrease) in shares outstanding before conversion	36,899,174	203,033,022
Shares issued upon conversion from Class A and Class C	3,591,426	20,025,171
Shares reacquired upon conversion into Class A	(11,867)	(65,160)

Net increase (decrease) in shares outstanding	40,478,733	$222,993,033

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commenced offering on October 31, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2012.

Prudential High Yield Fund	69

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.34	$5.32		$4.84		$5.19	$5.58
Income (loss) from investment operations:
Net investment income	.37	.40		.45		.43	.43
Net realized and unrealized gain (loss) on investment transactions	.27	.03		.49		(.34)	(.38)
Total from investment operations	.64	.43		.94		.09	.05
Less Dividends:
Dividends from net investment income	(.39)	(.41)		(.46)		(.44)	(.44)
Capital Contributions (Note 6):	-	-	(e)	-	(e)	-	-
Net asset value, end of year	$5.59	$5.34		$5.32		$4.84	$5.19
Total Return(b):	12.55%	8.14%		19.94%		3.32%	.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,339,113	$1,078,117		$1,093,443		$1,009,183	$955,165
Average net assets (000)	$1,187,666	$1,147,761		$1,078,033		$811,838	$1,024,892
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.87%	.88%		.90%		.91%	.88%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	6.75%	7.20%		8.64%		9.95%	7.99%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential High Yield Fund	71

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.34	$5.31		$4.83		$5.19	$5.58
Income (loss) from investment operations:
Net investment income	.34	.37		.42		.41	.40
Net realized and unrealized gain (loss) on investment transactions	.28	.05		.49		(.35)	(.38)
Total from investment operations	.62	.42		.91		.06	.02
Less Dividends:
Dividends from net investment income	(.37)	(.39)		(.43)		(.42)	(.41)
Capital Contributions (Note 6):	-	-	(d)	-	(d)	-	-
Net asset value, end of year	$5.59	$5.34		$5.31		$4.83	$5.19
Total Return(b):	12.00%	7.82%		19.39%		2.59%	.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$163,309	$115,162		$96,409		$85,727	$109,152
Average net assets (000)	$131,650	$108,578		$92,174		$76,697	$132,653
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.37%	1.38%		1.40%		1.41%	1.38%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	6.25%	6.70%		8.15%		9.44%	7.48%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.33	$5.31		$4.83		$5.18	$5.58
Income (loss) from investment operations:
Net investment income	.32	.36		.42		.41	.40
Net realized and unrealized gain (loss) on investment transactions	.28	.04		.49		(.34)	(.39)
Total from investment operations	.60	.40		.91		.07	.01
Less Dividends:
Dividends from net investment income	(.35)	(.38)		(.43)		(.42)	(.41)
Capital Contributions (Note 6):	-	-	(e)	-	(e)	-	-
Net asset value, end of year	$5.58	$5.33		$5.31		$4.83	$5.18
Total Return(b):	11.74%	7.45%		19.40%		2.83%	.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$229,715	$136,177		$112,212		$77,177	$49,660
Average net assets (000)	$172,185	$132,854		$94,741		$50,393	$52,804
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.62%	1.55%		1.40%		1.41%	1.38%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	5.98%	6.52%		8.12%		9.42%	7.49%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through December 31, 2010.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential High Yield Fund	73

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended August 31,
	2012(a)(e)		2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.35		$5.32		$4.84		$5.19	$5.59
Income (loss) from investment operations:
Net investment income	.35		.39		.44		.42	.42
Net realized and unrealized gain (loss) on investment transactions	.26		.04		.49		(.34)	(.39)
Total from investment operations	.61		.43		.93		.08	.03
Less Dividends:
Dividends from net investment income	(.37)		(.40)		(.45)		(.43)	(.43)
Capital Contributions (Note 6):	-		-	(d)	-	(d)	-	-
Net asset value, end of period	$5.59		$5.35		$5.32		$4.84	$5.19
Total Return(b):	11.89%		8.07%		19.64%		3.05%	.44%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,069		$3,215		$3,868		$4,144	$5,114
Average net assets (000)	$3,194		$3,724		$4,060		$3,969	$5,980
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.12%	(f)	1.13%		1.15%		1.16%	1.13%
Expenses, excluding distribution and service (12b-1) fees	.62%	(f)	.63%		.65%		.66%	.63%
Net investment income	6.54%	(f)	6.96%		8.41%		9.71%	7.73%
Portfolio turnover rate	48%	(g)(h)	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(f) Annualized.

(g) Calculated as of August 31, 2012.

(h) Not annualized.

See Notes to Financial Statements.

74	Visit our website at www.prudentialfunds.com

Class M Shares
	Period Ended April 13,		Year Ended August 31,
	2012(a)(e)		2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.34		$5.32		$4.84		$5.19	$5.57
Income (loss) from investment operations:
Net investment income	.19		.36		.41		.41	.39
Net realized and unrealized gain (loss) on investment transactions	.16		.03		.49		(.35)	(.37)
Total from investment operations	.35		.39		.90		.06	.02
Less Dividends:
Dividends from net investment income	(.22)		(.37)		(.42)		(.41)	(.40)
Capital Contributions (Note 6):	-		-	(d)	-	(d)	-	-
Net asset value, end of period	$5.47		$5.34		$5.32		$4.84	$5.19
Total Return(b):	6.73%		7.32%		19.04%		2.52%	.28%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12		$845		$4,004		$7,730	$14,831
Average net assets (000)	$352		$2,493		$6,190		$9,244	$22,037
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.62%	(f)	1.63%		1.65%		1.66%	1.63%
Expenses, excluding distribution and service (12b-1) fees	.62%	(f)	.63%		.65%		.66%	.63%
Net investment income	6.29%	(f)	6.52%		7.96%		9.20%	7.21%
Portfolio turnover rate	48%	(g)(h)	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Annualized.

(g) Calculated as of August 31, 2012.

(h) Not annualized.

See Notes to Financial Statements.

Prudential High Yield Fund	75

Financial Highlights

continued

Class Q Shares
	October 31, 2011(a) through August 31, 2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.41
Income from investment operations:
Net investment income	.35
Net realized and unrealized gain investment transactions	.19
Total from investment operations	.54
Less Dividends:
Dividends from net investment income	(.34)
Net asset value, end of period	$5.61
Total Return(c):	10.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63,914
Average net assets (000)	$48,841
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.50%	(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	(e)
Net investment income	6.97%	(e)
Portfolio turnover rate	48%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

76	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.34	$5.32		$4.84		$5.19	$5.59
Income (loss) from investment operations:
Net investment income	.35	.38		.44		.42	.42
Net realized and unrealized gain (loss) on investment transactions	.28	.04		.49		(.34)	(.39)
Total from investment operations	.63	.42		.93		.08	.03
Less Dividends:
Dividends from net investment income	(.38)	(.40)		(.45)		(.43)	(.43)
Capital Contributions (Note 6):	-	-	(e)	-	(e)	-	-
Net asset value, end of year	$5.59	$5.34		$5.32		$4.84	$5.19
Total Return(b):	12.26%	7.88%		19.66%		3.07%	.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,886	$20,630		$10,441		$3,698	$1,295
Average net assets (000)	$27,717	$16,155		$7,260		$1,580	$1,221
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.12%	1.13%		1.15%		1.16%	1.13%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	6.47%	6.93%		8.32%		9.64%	7.78%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential High Yield Fund	77

Financial Highlights

continued

Class X Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.34	$5.31		$4.83		$5.19	$5.57
Income (loss) from investment operations:
Net investment income	.33	.36		.41		.38	.38
Net realized and unrealized gain (loss) on investment transactions	.27	.04		.49		(.33)	(.36)
Total from investment operations	.60	.40		.90		.05	.02
Less Dividends:
Dividends from net investment income	(.35)	(.37)		(.42)		(.41)	(.40)
Capital Contributions (Note 6):	-	-	(d)	-	(d)	-	-
Net asset value, end of year	$5.59	$5.34		$5.31		$4.83	$5.19
Total Return(b):	11.69%	7.54%		19.07%		2.32%	.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$249	$459		$966		$1,878	$3,482
Average net assets (000)	$363	$766		$1,359		$2,152	$4,230
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.62%	1.63%		1.65%		1.66%	1.63%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	6.06%	6.48%		7.97%		9.19%	7.24%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

78	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended August 31,
	2012(a)	2011(a)		2010(a)		2009	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.35	$5.33		$4.85		$5.20	$5.60
Income (loss) from investment operations:
Net investment income	.38	.42		.46		.44	.45
Net realized and unrealized gain (loss) on investment transactions	.29	.03		.49		(.34)	(.39)
Total from investment operations	.67	.45		.95		.10	.06
Less Dividends:
Dividends from net investment income	(.41)	(.43)		(.47)		(.45)	(.46)
Capital Contributions (Note 6):	-	-	(d)	-	(d)	-	-
Net asset value, end of year	$5.61	$5.35		$5.33		$4.85	$5.20
Total Return(b):	13.07%	8.47%		20.23%		3.68%	.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$725,367	$334,696		$117,442		$74,321	$23,728
Average net assets (000)	$479,766	$304,551		$94,871		$37,817	$22,081
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Expenses, excluding distribution and service (12b-1) fees	.62%	.63%		.65%		.66%	.63%
Net investment income	6.97%	7.43%		8.86%		10.14%	8.24%
Portfolio turnover rate	48%	87%		91%		82%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential High Yield Fund	79

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of the Prudential High Yield Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios, Inc. 15, including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 23, 2012

80	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

For the year ended August 31, 2012, the Fund reports the maximum amount allowable but not less than 84.37% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after August 31, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2012.

Prudential High Yield Fund	81

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management

(1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC

(June 2005 - December 2011).

None.

Prudential High Yield Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

President, Chief Executive Officer (May 2011-Present) and Executive Vice President

(December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential High Yield Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D.Shain, 2004; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, although it underperformed over the three-year period.

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•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential High Yield Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND

SHARE CLASS	A	B	C	Q	R	X	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYQX	JDYRX	N/A	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y884	74440Y603	74440Y702	74440Y801

MF110E    0232986-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2012 and August 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended August 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 22, 2012